UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2011

Santa Lucia Bancorp
(Exact name of Registrant as specified in its charter)

California	000-51901	35-2267934
(State or other jurisdiction	(File number)	(I.R.S. Employer
of incorporation)		Identification No.)

7480 El Camino Real, Atascadero, CA		93422
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (805) 466-7087

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.     Results of Operations and Financial Condition.

On May 6, 2011, the Company issued a press release announcing its earnings and results of operations for the quarter ending March 31, 2011.  The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference in this current report.

The information contained in this Report on Form 8-K and its exhibits is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Section  8 –  Other Events

Item 8.01.    Other Events

On May 3, 2011, Santa Lucia Bancorp’s (the “Company’s”) (OTCBB: SLBA.OB) wholly owned subsidiary, Santa Lucia Bank (the “Bank”), agreed to a Consent Order (the “Order”) with the California Department of Financial Institutions (the “DFI”) effective May 3, 2011.  Among other things, the Order requires that the board of directors of the Bank develop, adopt and submit a plan to correct the Bank’s condition which could include objectives of either increasing the tangible shareholder’s equity or finding a strategic partner acceptable to the Commissioner of the DFI (the “Commissioner”).  The Order further requires that within 90 days the Bank increase its shareholders’ equity by $12 million and thereafter, maintain its shareholder’s equity in an amount not less than 9% of the Bank’s total assets.

As previously disclosed, the Order was anticipated following a recent examination of the Bank by the DFI.  Many of the requirements of the Order reflect recommendations or requirements that the Bank has been working on for some time.  The Bank will continue its efforts to comply with all provisions of the Order.  While the Bank is moving diligently to comply with the Order, there can be no assurance that full compliance will be achieved.  As a result, the Bank could become subject to further regulatory restrictions or penalties.

For 26 years, the Bank has provided its customers with friendly, hometown services and state of the art banking products. The Bank expects to continue to serve its customers in all areas including making loans, establishing lines of credit, accepting deposits and processing banking transactions.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of May 6, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2011	SANTA LUCIA BANCORP

	By:	/s/ Margaret A. Torres
EVP & CFO
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 6, 2011